NOTE 8 Related Party Transactions	3 Months Ended
Dec. 31, 2011
Notes to Financial Statements
NOTE 8 Related Party Transactions

As of December 31, 2011 and 2010, Phoenix Medical had unpaid advances owed to Paul McCune, the sole Director of the Company. The unpaid advance totaling to $0 and $5,200 as of December 31, 2011 and 2010, respectively, is unsecured, bears no interest and is due on demand. This was assumed in the sale of the subsidiary.

The Company rented office space from the President at $5,000 per month. The expense for the nine months ended September 30, 2011 was 445,000 and the expense for the year ended December 31, 2010 was $60,000. This is included in the net income (loss) from discontinued operations.

On September 30, 2011 the Company sold its wholly owned subsidiary Phoenix Ortho, LLC to a related party of the President (see Note 4).